Exhibit 99.1

MBIA Inc. 113 King Street Armonk, NY 10504 www.mbia.com

MEDIA ALERT

FINAL

MBIA, Media: Kevin Brown +1-914-765-3648

MBIA, Investor Relations: Greg Diamond +1-914-765-3190

APCO Worldwide, Media: Jim McCarthy +1-202-333-8810

MBIA COMMENTS ON ISSUANCE OF FASB STATEMENT No. 163

ARMONK, N.Y., May 27, 2008 (BUSINESS WIRE) — MBIA Inc. (NYSE: MBI) issued the following statement in response to the issuance of FASB Statement No. 163, Accounting for Financial Guarantee Insurance Contracts, by the Financial Accounting Standards Board (FASB) on Friday, May 23, 2008, which clarifies how FASB Statement No. 60, Accounting and Reporting for Insurance Enterprises, applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claim liabilities. The Statement also provides for expanded disclosures of financial guarantee insurance contracts. The Statement will be effective for MBIA as of January 1, 2009, with the exception of enhanced disclosures of risk management activities, which will be effective for MBIA as of July 1, 2008.

“The FASB’s new accounting and disclosure requirements will help standardize the financial guarantors’ approach to premium and claim liabilities recognition, and we expect that the increased disclosure requirements will be welcomed by our investors and good for the industry as a whole,” said C. Edward Chaplin, MBIA Chief Financial Officer. “Other than the effective date for enhanced disclosure of risk management activities, the Statement is not materially different from what we expected and had previously disclosed in our SEC filings and on our Web site. Although the Statement does not apply to financial guarantees written in credit default swap form, we plan to voluntarily provide disclosure on our CDS exposures that will be similar to that we will provide on our financial guarantee insurance policy exposures. As we have historically established case loss reserves based upon a ‘probable and reasonably estimable’ loss reserving standard, which is typically well in advance of a default, we do not expect a material impact on our case loss reserves. In addition, as the impact on our total loss reserves and other aspects of our financial reporting become clearer, we will provide supplemental information to the market.”

As noted above, in its SEC quarterly filings, the Company included commentary on the Exposure Draft which preceded FASB Statement Number 163, which is available in the Investor Relations section of MBIA’s Web site. Also, the Exposure Draft comment letters issued by the Association of Financial Guaranty Insurers and MBIA are available on the Investor Relations section of the MBIA’s Web site.

Forward-Looking Statements

This release contains statements about future results that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these statements are not guarantees of future performance. There are a variety of factors, many of which are beyond MBIA’s control, which affect the operations, performance, business strategy and results and could cause its actual results to differ materially from the expectations and objectives expressed in any forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements which speak only as of the date they are made. MBIA does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made. The reader should, however, consult any further disclosures MBIA may make in its future filings of its reports on Form 10-K, Form 10-Q and Form 8-K.

MBIA Inc., through its subsidiaries, is a leading financial guarantor and provider of specialized financial services. MBIA’s innovative and cost-effective products and services meet the credit enhancement, financial and investment needs of its public and private sector clients, domestically and internationally. MBIA Inc.’s principal operating subsidiary, MBIA Insurance Corporation, has financial strength ratings of Triple-A with a negative outlook from Standard & Poor’s Ratings Services and Triple-A with a negative outlook from Moody’s Investors Service. Please visit MBIA’s Web site at www.mbia.com.

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